Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated March 23, 2016
to the
Convergence Market Neutral Fund (the “Fund”)
Prospectus dated December 28, 2015

This supplement makes the following amendments to disclosures in the Fund’s Prospectus dated December 28, 2015:

Effective March 28, 2016, the following disclosures are hereby revised to reflect the addition of securities lending as a non-principal investment strategy of the Fund:

The disclosure under the section entitled “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings – Principal Investment Strategies” is amended to include the following:

Non-Principal Investment Strategies; Securities Lending.  As a non-principal investment strategy, the Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral.  Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.  In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

The disclosure under the section entitled “Investment Strategies, Related Risks and Disclosure of Portfolio Holdings” is amended to include the following:

Other Risks
The Fund may engage in certain non-principal investment strategies as discussed in this Prospectus.  To the extent that the Fund engages in non-principal investment strategies, the Fund will be subject to the following risks:

•
Securities Lending Risk.  The Fund may lend securities from its portfolio as a non-principal investment strategy.  Securities lending involves the risk of a default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  The Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities.  Additionally, the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.  Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Fund.

Please retain this supplement with your Prospectus.